Exhibit 99.1

COMMUNITY HEALTH SYSTEMS ANNOUNCES MARTIN D. SMITH WILL SERVE AS

EXECUTIVE VICE PRESIDENT FOR SPIN-OFF COMPANY QUORUM HEALTH CORPORATION

FRANKLIN, Tenn. (October 20, 2015) – Community Health Systems, Inc. (NYSE: CYH) announced today that Martin D. Smith will join the executive management team of its planned spin-off company, Quorum Health Corporation. Smith will serve as Executive Vice President of Operations and joins healthcare veterans Thomas D. Miller, who was previously named Chief Executive Officer of the new company, and Michael J. Culotta who has been named Chief Financial Officer.

Currently, Smith serves as Division III President of Operations for Community Health Systems with operational and management responsibilities for 35 affiliated hospitals in Illinois, Kentucky, Tennessee and West Virginia, including 14 hospitals that will become part of Quorum Health Corporation when the spin-off is completed. Smith joined the organization in 1998 as a hospital CEO in Cleveland, Tennessee. In 2005, he was named a vice president of group operations, and he was promoted to Division President in 2008. Smith holds a master’s degree in business administration from the University of Tennessee.

“Marty Smith has distinguished himself as an excellent hospital operator who understands the opportunities and complexities facing hospitals and healthcare systems today,” said Wayne T. Smith, chairman and chief executive officer of Community Health Systems, Inc. “He is highly regarded by our hospital leadership teams, physicians and employees. He has contributed to our company’s growth through the successful integration of several recent hospital acquisitions and through his commitment to excellence at the hospitals and physician practices served by his Division.”

In a previous announcement, Thomas D. Miller was named Chief Executive Officer of the spin-off company. Miller has more than 30 years of experience in hospital operations and currently serves as Division V President for Community Health Systems, overseeing operations in Indiana, New Jersey, Ohio and Pennsylvania. During his tenure, he has had direct management responsibility for 15 of the hospitals that will become part of Quorum Health Corporation. Michael J. Culotta was previously named Chief Financial Officer for Quorum Health Corporation. Culotta currently serves as Vice President of Investor Relations for Community Health Systems. Previously, he has served as CFO of two publicly traded companies, LifePoint Hospitals and PharMerica Corporation, both of which were successful spin-offs.

Smith went on to say, “Working together, Tom Miller, Mike Culotta, and Marty Smith create a deeply experienced, operationally focused and highly entrepreneurial management team. I am confident in their abilities to successfully launch and guide Quorum Health Corporation, to maximize opportunities across its portfolio of hospitals and to build long-term growth.”

On August 3, 2015, Community Health Systems announced its plans to form Quorum Health Corporation by spinning off to its stockholders a group of 38 hospitals and Quorum Health Resources, LLC, a leading hospital and management consulting business. The spin-off is intended to be tax-free to Community Health Systems and its stockholders and is expected to be completed in the first quarter of 2016. Quorum Health Corporation will be an independent, publicly traded company and intends to have its common stock authorized for listing on the New York Stock Exchange.

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CYH Announces Martin D. Smith to Serve as Executive Vice President of Quorum Health Corporation

October 20, 2015

A Form 10 Registration Statement has been filed with the Securities and Exchange Commission by Quorum Health Corporation. The Form 10 will be updated in future amendments. The transaction is subject to customary conditions, certain legal and valuation opinions, effectiveness of the Form 10 filing, and final approval and declaration of the distribution by the Community Health Systems, Inc. Board of Directors. The transaction is not subject to a stockholder vote. There can be no assurance regarding the ultimate timing of the spin-off or that it will be completed. Community Health Systems may, at any time, and for any reason until the proposed transaction is complete, abandon the spin-off or modify or change the terms.

A copy of the Form 10 Registration Statement, including subsequent amendments, is available on the Investor Relations page of Community Health Systems’ website: www.chs.net.

Advisors

Credit Suisse is serving as Community Health Systems’ financial advisor, and Bass, Berry & Sims PLC and Bradley Arant Boult Cummings LLP are serving as legal advisors to Community Health Systems in connection with the proposed spin-off.

About Community Health Systems, Inc.

Community Health Systems, Inc. is one of the largest publicly traded hospital companies in the United States and a leading operator of general acute care hospitals in communities across the country. Through its subsidiaries, the Company currently owns, leases or operates 198 affiliated hospitals in 29 states with an aggregate of approximately 30,000 licensed beds.

The Company has announced plans for a spin-off transaction to create a new, publicly traded company, Quorum Health Corporation, with 38 affiliated hospitals and related outpatient services in 16 states, together with Quorum Health Resources, LLC, a subsidiary providing management and consulting services to non-affiliated hospitals. The transaction is expected to close during the first quarter of 2016.

The Company’s headquarters are located in Franklin, Tennessee, a suburb south of Nashville. Shares in Community Health Systems, Inc. are traded on the New York Stock Exchange under the symbol “CYH.” More information about the Company can be found on its website at www.chs.net.

Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the spin-off transaction, the benefits of the spin-off transaction to either Community Health Systems or Quorum Health Corporation, the tax-free treatment of the spin-off transaction, the anticipated management of the business to be spun off, the market position of the business to be spun off and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of the Company and are subject to significant risks and uncertainties. There can be no assurance that the proposed transaction or these future events will occur as anticipated, if at all, or that actual results will be as expected. Actual future events or results may differ materially from these statements. Such differences may result from a number of factors, including but not limited to: the timing and completion of the proposed transaction; a failure to obtain necessary regulatory approvals; a failure to obtain assurances of anticipated tax treatment; a deterioration in the business or prospects of

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CYH Announces Martin D. Smith to Serve as Executive Vice President of Quorum Health Corporation

October 20, 2015

the Company or Quorum Health Corporation; adverse developments in the Company’s or Quorum Health Corporation’s markets; adverse developments in the U.S. or global capital markets, credit markets or economies generally; the risk that the benefits of the proposed transaction may not be fully realized or may take longer to realize than expected; the impact of the proposed transaction on the Company’s third-party relationships; the Company’s ability following completion of the spin-off to identify and acquire additional hospitals in larger and more urbanized markets with terms that are attractive to the Company and to integrate such acquired hospitals; and changes in regulatory, social and political conditions. Additional risks and factors that may affect results are set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K. The forward-looking statements speak only as of the date of this communication. The Company does not undertake any obligation to update these statements.

Investor Contact:

W. Larry Cash, 615-465-7000

President of Financial Services and Chief Financial Officer

or

Media Contact:

Tomi Galin, 615-628-6607

Senior Vice President, Corporate Communications, Marketing and Public Affairs

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